UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):

March 9, 2010

Bare Escentuals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33048	20-1062857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

71 Stevenson Street, 22nd Floor

San Francisco, CA, 94105

(Address of Principal Executive Offices)(Zip Code)

(415) 489- 5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On March 15, 2010, Bare Escentuals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting that the Audit Committee of the Board of Directors of the Company approved a change in independent registered public accounting firms from Ernst & Young LLP (“Ernst & Young”) to KPMG LLC (“KPMG”). This amended Current Report on Form 8-K is being filed to supplement that disclosure and to include a letter from Ernst & Young stating that they agree with the statements made below. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K. Except as otherwise provided herein, the other disclosures made in the Initial Form 8-K remain unchanged.

The first paragraph of Item 4.01 in the Initial Form 8-K is hereby deleted and replaced in its entirety with the following:

“In connection with Purchaser’s acceptance of and payment for the Shares tendered during the Initial Offering Period, on March 9, 2010, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) accepted the resignation of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm. Ernst & Young’s report on the Company’s financial statements for the past two fiscal years ended January 3, 2010 and December 28, 2008, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended January 3, 2010 and December 28, 2008, and the subsequent interim period through March 9, 2010, (i) the Company did not have any disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of this disagreement(s) in connection with its report; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K. The Company has provided Ernst & Young with a copy of the foregoing disclosures and has requested that Ernst & Young furnish it with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the above statements. A copy of the letter furnished in response to that request is attached to this report as Exhibit 16.1 hereto.”

In addition, the reference in the second paragraph of Item 4.01 to “KPMG LLC” is hereby deleted and replaced with “KPMG LLP”.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1	Letter from Ernst & Young LLP, dated March 19, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2010	Bare Escentuals, Inc.

	By:	/s/ Myles McCormick
	Name:	Myles McCormick
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit 16.1	Letter from Ernst & Young LLP, dated March 19, 2010, to the Securities and Exchange Commission regarding statements included in this Form 8-K/A